EXHIBIT 24



                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the managing general partner of JMB INCOME PROPERTIES, LTD. - IV, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN
J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 30th day of January, 1998.


H. RIGEL BARBER
-----------------------
H. Rigel Barber                          Chief Executive Officer



GLENN E. EMIG
-----------------------
Glenn E. Emig                            Chief Operating Officer




      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997, and any and all amendments thereto, the 30th day of January, 1998.


                                         GARY NICKELE
                                         -----------------------
                                         Gary Nickele



                                         GAILEN J. HULL
                                         -----------------------
                                         Gailen J. Hull



                                         DENNIS M. QUINN
                                         -----------------------
                                         Dennis M. Quinn

                                                          EXHIBIT 24



                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the managing general partner of JMB INCOME PROPERTIES, LTD. - IV, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN
J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 30th day of January, 1998.


NEIL G. BLUHM
-----------------------            President and Director
Neil G. Bluhm



JUDD D. MALKIN
-----------------------            Chairman and Chief Financial Officer
Judd D. Malkin


A. LEE SACKS
-----------------------            Director of General Partner
A. Lee Sacks


STUART C. NATHAN
-----------------------            Executive Vice President
Stuart C. Nathan                   Director of General Partner



      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997, and any and all amendments thereto, the 30th day of January, 1998.


                                         GARY NICKELE
                                         -----------------------
                                         Gary Nickele



                                         GAILEN J. HULL
                                         -----------------------
                                         Gailen J. Hull



                                         DENNIS M. QUINN
                                         -----------------------
                                         Dennis M. Quinn